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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 19, 2004



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number 000-20202

               MICHIGAN                                   38-1999511
(State or other jurisdiction                          (I.R.S. Employer
of incorporation or organization)                     Identification No.)

  25505 W. TWELVE MILE ROAD, SUITE 3000                   48034-8339
       SOUTHFIELD, MICHIGAN                               (Zip Code)
(Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (248) 353-2700



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 19, 2004, Credit Acceptance Corporation (the "Company") issued a press release announcing the appointments of Chief Accounting Officer and Treasurer. The press release, dated May 19, 2004, is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Press Release dated May 19, 2004




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CREDIT ACCEPTANCE CORPORATION
                                           (Registrant)

                                           By: /s/ Douglas W. Busk
                                               --------------------
                                           Douglas W. Busk
                                           Treasurer
                                           May 21, 2004



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                                INDEX OF EXHIBITS

         EXHIBIT NO.               DESCRIPTION

            99.1             Press Release dated May 19, 2004.